Borrowings	6 Months Ended
Jun. 30, 2023
Borrowings [Abstract]
BORROWINGS
14.	BORROWINGS

	As of June 30, 2023	As of December 31, 2022
	(Unaudited)
Current portion of long-term bank borrowings	$1,039,988	$947,559
Current portion of long-term third-party borrowing	2,469,721	2,234,057
Long-term bank borrowings	138,212	432,179
Long-term third-party borrowing	13,589,362	13,467,639
Total borrowings	$17,237,283	$17,081,434

The Company maintains two borrowings with one financial institution. The borrowings are used for working capital purposes to support its business operations in Thailand. Those borrowings carry interest at the rates of 4.72% and 4.69% per annum. The borrowings mature on July 29, 2023 and April 7, 2025. For the six months ended June 30, 2023 and 2022, the interest expense was $33,394 and $33,745, respectively.

As of June 30, 2023, the Company has unused bank overdraft availability of approximately $283,000 (THB10 million) and no unused trust receipts availability.

The Company obtained a loan in the principal amount of $13.42 million from WK Venture Success Limited (“WK Venture”), a third party on April 25, 2018. The Loan bears interest at 4% and is due on December 31, 2024. In accordance with the terms of the Agreements, the Company is required to pay the full principal amount of the Loan, along with accrued interest, on December 31, 2024 and the Company is not required to make monthly payments on this obligation. For the six months ended June 30, 2023 and 2022, interest expense was $411,270 and $400,920, respectively. The accrued interest portion of this loan is classified as short-term borrowing and the principal portion of this loan is classified as long-term borrowing. On September 28, 2023, WK Venture agreed to convert the principal and accrued interest of this loan in an aggregate amount of $15,914,615 at the conversion price of $5.40 into restricted ordinary shares of the Company.